                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,394,083.57

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $138,281.35

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,255,802.22

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $16.51

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.64

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $14.87

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $77,039.16

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $10,944.31

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $66,094.85

          (j)      Scheduled Payments due in such Collection Period                                    $1,311,783.96

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,193,958.62

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $26,266,343.14

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $24,944,446.04

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9496733

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $58,684.14

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,751.09

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.69

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $23,312.95

          (b)      Distributions (to) from Collection Account                                             ($5,860.17)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $86.51

          (d)      Ending Payahead Account Balance                                                        $17,539.29

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $23,697,223.76
                          Spread Account Balance                                                       $5,676,399.73

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $73,983.52

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $6,911.69

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $235,878.10

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 155
                          Aggregate Gross Amount                                                       $1,203,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 113
                          Aggregate Gross Amount                                                         $968,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.90%

          (b)      Average Delinquency Ratio                                                                    7.46%

          (c)      Cumulative Default Ratio                                                                    18.61%

          (d)      Cumulative Net Loss Ratio                                                                   13.82%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,604,488.89
     LOCK BOX NSF ITEMS:                                                                                  (33,255.04)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  5,860.17
     COLLECTION ACCOUNT INTEREST                                                                            6,160.34
     PAYAHEAD ACCOUNT INTEREST                                                                                 86.51
     TOTAL COLLECTION PROCEEDS:                                                                         1,583,340.87
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  26,266,343.14
                                 Principal portion of payments collected (non-prepayments)                               768,427.39
                                 Prepayments in full allocable to principal                                              248,793.00
                          Collections allocable to principal                                            1,017,220.39
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      68,798.58
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,086,018.97

                   Realized Losses                                                                        235,878.10
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     24,944,446.07

          INTEREST
                          Collections allocable to interest                                               425,531.23
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        71,790.67
                                                                                                      ---------------
                   Total Interest                                                                         497,321.90

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                24,953,025.98
          Beginning of Period Class B Principal Balance                                                 1,313,317.13

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,602,416.21
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           14,906.90
          Aggregate Payahead Balance                                                                       17,452.78
          Aggregate Payahead Balance for preceding Distribution Date                                       23,312.95
          Interest Earned on Payahead Balances                                                                 86.51
          Scheduled Payments due in Collection Period                                                   1,311,783.96
          Scheduled Payments collected in Collection Period                                             1,193,958.62
          Aggregate Amount of Realized Losses for preceding Distribution Date                             235,878.10

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    334.02
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                155   1,203,000.00
          60+ days delinquent                                                                                    113     968,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,171,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          239,775.53
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.26%
          Delinquency Ratio for third preceding Determination Date                                              7.21%

          Cumulative Defaults for preceding Determination Date                                         16,303,131.86

          Cumulative Net Losses for preceding Determination Date                                       12,122,376.83

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,442,751.62
                          Liquidation Proceeds                                                             68,798.58
                          Recoveries                                                                       71,790.67
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,583,340.87

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       768,427.39
                          Prepayments in full allocable to principal                                      248,793.00
                          Principal Balance of Liquidated Receivables                                     304,676.68
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,321,897.07

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,321,897.07
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,255,802.22
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,255,802.22

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           24,953,025.98
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  138,281.35

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,321,897.07
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  66,094.85

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,313,317.13
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          10,944.31

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,583,340.87
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,394,083.57
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 10,944.31
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  66,094.85
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      662.35
                   Standby Servicer distributions                                                           1,751.09
                   Servicer distributions                                                                  58,684.14
                   Collateral Agent distributions                                                             328.33
                   Reimbursement Obligations                                                                6,911.69
                                                                                                      ---------------
                                                                                                           43,880.54

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                               Use
                                                                                                               ---
  (i)       Standby Fee                                                                                     1,751.09
            Servicing Fee (2.0%)                                                                           43,777.24
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         14,906.90
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       328.33
            Trustee's out-of-pocket expenses                                                                  334.02
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              328.33
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         138,281.35
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         138,281.35
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           10,944.31
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 10,944.31
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,255,802.22
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,255,802.22
  (vi)      Certificate Insurer Premium                                                                     6,911.69
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              66,094.85
            Class B Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class B Principal Shortfall                                                           0.00
            Adjusted Class B Principal Distributable Amount                                                66,094.85
       (C)  Excess Interest Amount for Deposit in Spread Account                                           43,880.54




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                24,953,025.98
                   Class A Principal Distributions                                                      1,255,802.22
          Class A End of Period Principal Balance                                                      23,697,223.76

          Class B Beginning of Period Principal Balance                                                 1,313,317.13
                   Class B Principal Distributable Amount                                                  66,094.85
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,247,222.28
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,247,222.28

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,583,340.87
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     199,707.26
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,383,633.61

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,383,633.61
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      10,944.31
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,372,689.30

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,372,689.30
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,255,802.22
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          116,887.08

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      116,887.08
     (vi) Certificate Insurer Premium                                                                       6,911.69
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          109,975.39

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       109,975.39
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           66,094.85
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                43,880.54
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  43,880.54
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,171,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,171,000.00

                          Aggregate Gross Principal Balance as of the close of                         27,476,298.85
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.90%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.90%
                          Delinquency Ratio for second preceding Determination Date                             7.26%
                          Delinquency Ratio for third preceding Determination Date                              7.21%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.46%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,303,131.86
                                 Current Period Defaulted Receivables                                     239,775.53
                                                                                                      ---------------
                                 Total                                                                 16,542,907.39

                                 Cumulative Defaulted Receivables                                      16,542,907.39
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    18.61%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          304,676.68

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (140,589.25)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   164,087.43
                                 Cumulative Previous Net Losses                                        12,122,376.83
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,286,464.26
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   13.82%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      25.32
          Weighted Average Annual Percentage Rate                                                              20.30%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,494,444.60
                          15% of Outstanding Certificate Balance                                                       3,741,666.91
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          23,697,223.76

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             24,944,446.04
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               23,697,223.76
          Beginning of Period Spread Account Balance                                                    5,602,416.21
          Spread Account Deposit (Withdrawal) from Current Distributions                                   43,880.54
          Transfer (to) from Cross-Collateralized Spread Accounts                                           3,655.15
          Required addition to/(eligible withdrawal from) Spread Account                               18,047,271.86
          Earnings on Spread Account Balance                                                               26,447.83
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,676,399.73



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,623,339.09

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $177,100.04

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,446,239.05

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $18.55

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.02

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $16.52

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $154,422.59

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $19,247.30

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $135,175.29

          (j)      Scheduled Payments due in such Collection Period                                    $1,473,115.97

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,330,497.21

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $33,388,852.01

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $32,181,955.88

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9638533

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $71,361.45

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,225.92

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.82

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $27,558.62

          (b)      Distributions (to) from Collection Account                                             ($8,534.87)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $93.16

          (d)      Ending Payahead Account Balance                                                        $19,116.91

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $30,273,170.33
                          Spread Account Balance                                                       $4,789,233.65

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $28,220.26

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $8,829.67

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $309,165.13

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 180
                          Aggregate Gross Amount                                                       $1,627,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 117
                          Aggregate Gross Amount                                                       $1,165,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.84%

          (b)      Average Delinquency Ratio                                                                    7.45%

          (c)      Cumulative Default Ratio                                                                    18.00%

          (d)      Cumulative Net Loss Ratio                                                                   13.29%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,871,448.53
     LOCK BOX NSF ITEMS:                                                                                  (25,539.78)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  8,534.87
     COLLECTION ACCOUNT INTEREST                                                                            6,765.24
     PAYAHEAD ACCOUNT INTEREST                                                                                 93.16
     TOTAL COLLECTION PROCEEDS:                                                                         1,861,302.02
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  33,388,852.01
                                 Principal portion of payments collected (non-prepayments)                               740,621.17
                                 Prepayments in full allocable to principal                                              358,197.00
                          Collections allocable to principal                                            1,098,818.17
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     114,373.59
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,213,191.76

                   Realized Losses                                                                        309,165.13
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     31,866,495.12

          INTEREST
                          Collections allocable to interest                                               589,876.04
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        58,234.22
                                                                                                      ---------------
                   Total Interest                                                                         648,110.26

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               31,719,409.38
           Beginning of Period Class B Principal Balance                                                2,043,960.84

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,761,013.39
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          15,713.36
           Aggregate Payahead Balance                                                                      19,023.75
           Aggregate Payahead Balance for preceding Distribution Date                                      27,558.62
           Interest Earned on Payahead Balances                                                                93.16
           Scheduled Payments due in Collection Period                                                  1,473,115.97
           Scheduled Payments collected in Collection Period                                            1,330,497.21
           Aggregate Amount of Realized Losses for preceding Distribution Date                            309,165.13

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   283.90
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                               180   1,627,000.00
           60+ days delinquent                                                                                   117   1,165,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            2,792,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         339,380.08
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            6.81%
           Delinquency Ratio for third preceding Determination Date                                             7.71%

           Cumulative Defaults for preceding Determination Date                                        16,243,419.41

           Cumulative Net Losses for preceding Determination Date                                      11,991,249.96

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,688,694.21
                           Liquidation Proceeds                                                           114,373.59
                           Recoveries                                                                      58,234.22
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,861,302.02

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      740,621.17
                           Prepayments in full allocable to principal                                     358,197.00
                           Principal Balance of Liquidated Receivables                                    423,538.72
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,522,356.89

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,522,356.89
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,446,239.05
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,446,239.05

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          31,719,409.38
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 177,100.04

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,522,356.89
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 76,117.84

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,043,960.84
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         19,247.30

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,861,302.02
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,623,339.09
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                19,247.30
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 76,117.84
                    Class B Principal Carryover Shortfall                                                 374,518.23
                    Trustee distributions                                                                     701.26
                    Standby Servicer distributions                                                          2,225.92
                    Servicer distributions                                                                 71,361.45
                    Collateral Agent distributions                                                            422.04
                    Reimbursement Obligations                                                               8,829.67
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                374,518.23
                                                                                                      ---------------
                                                                                                          374,518.23

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,225.92
            Servicing Fee (2.0%)                                                                           55,648.09
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         15,713.36
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       417.36
            Trustee's out-of-pocket expenses                                                                  283.90
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              422.04
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection Periods                                          0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         177,100.04
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         177,100.04
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           19,247.30
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 19,247.30
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,446,239.05
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,446,239.05
  (vi)      Certificate Insurer Premium                                                                     8,829.67
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              76,117.84
            Class B Principal Carryover Shortfall - Previous Month(s)                                     374,518.23
            Current Month Class B Principal Shortfall                                                    (315,460.78)
            Adjusted Class B Principal Distributable Amount                                               135,175.29
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                31,719,409.38
                   Class A Principal Distributions                                                      1,446,239.05
          Class A End of Period Principal Balance                                                      30,273,170.33

          Class B Beginning of Period Principal Balance                                                 2,043,960.84
                   Class B Principal Distributable Amount                                                 135,175.29
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,908,785.55
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,908,785.55

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,861,302.02
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     251,810.71
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,609,491.31

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,609,491.31
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      19,247.30
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,590,244.01

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,590,244.01
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,446,239.05
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          144,004.96

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      144,004.96
     (vi) Certificate Insurer Premium                                                                       8,829.67
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          135,175.29

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       135,175.29
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           76,117.84
     (iii)Prior month(s) carryover shortfalls                                                             374,518.23
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (315,460.78)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (315,460.78)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,792,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,792,000.00

                          Aggregate Gross Principal Balance as of the close of                         35,605,623.69
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.84%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.84%
                          Delinquency Ratio for second preceding Determination Date                             6.81%
                          Delinquency Ratio for third preceding Determination Date                              7.71%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.45%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,243,419.41
                                 Current Period Defaulted Receivables                                     339,380.08
                                                                                                      ---------------
                                 Total                                                                 16,582,799.49

                                 Cumulative Defaulted Receivables                                      16,582,799.49
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    18.00%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          423,538.72

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (172,607.81)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   250,930.91
                                 Cumulative Previous Net Losses                                        11,991,249.96
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,242,180.87
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   13.29%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      28.92
          Weighted Average Annual Percentage Rate                                                              20.43%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,218,195.59
                          15% of Outstanding Certificate Balance                                                       4,827,293.38
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          30,273,170.33

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             32,181,955.88
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               30,273,170.33
          Beginning of Period Spread Account Balance                                                    4,761,013.39
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           5,168.89
          Required addition to/(eligible withdrawal from) Spread Account                               25,506,988.05
          Earnings on Spread Account Balance                                                               23,051.37
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,789,233.65




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,968,526.26

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $200,791.74

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,767,734.52

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $22.32

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.28

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.04

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $97,962.47

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $21,156.47

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $76,806.00

          (j)      Scheduled Payments due in such Collection Period                                    $1,621,646.04

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,517,786.54

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $40,258,994.60

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $38,902,761.54

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9663123

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $82,107.60

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,683.93

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.93

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $25,330.02

          (b)      Distributions (to) from Collection Account                                             ($8,064.08)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $87.89

          (d)      Ending Payahead Account Balance                                                        $17,353.83

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $10,943,493.10
                          Spread Account Balance                                                       $6,050,565.75

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $30,139.65

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $10,639.51

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $492,147.41

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 188
                          Aggregate Gross Amount                                                       $1,805,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 144
                          Aggregate Gross Amount                                                       $1,586,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.81%

          (b)      Average Delinquency Ratio                                                                    7.53%

          (c)      Cumulative Default Ratio                                                                    16.33%

          (d)      Cumulative Net Loss Ratio                                                                   12.84%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,169,037.14
     LOCK BOX NSF ITEMS:                                                                                  (21,804.26)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  8,064.08
     COLLECTION ACCOUNT INTEREST                                                                            7,906.54
     PAYAHEAD ACCOUNT INTEREST                                                                                 87.89
     TOTAL COLLECTION PROCEEDS:                                                                         2,163,291.39
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  40,258,994.60
                                 Principal portion of payments collected (non-prepayments)                               803,829.08
                                 Prepayments in full allocable to principal                                              424,473.00
                          Collections allocable to principal                                            1,228,302.08
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     140,323.69
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,368,625.77

                   Realized Losses                                                                        492,147.41
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     38,398,221.42

          INTEREST
                          Collections allocable to interest                                               713,957.46
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        80,708.16
                                                                                                      ---------------
                   Total Interest                                                                         794,665.62

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                38,246,044.84
          Beginning of Period Class B Principal Balance                                                 2,501,257.22

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,020,426.10
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,009.28
          Aggregate Payahead Balance                                                                       17,265.94
          Aggregate Payahead Balance for preceding Distribution Date                                       25,330.02
          Interest Earned on Payahead Balances                                                                 87.89
          Scheduled Payments due in Collection Period                                                   1,621,646.04
          Scheduled Payments collected in Collection Period                                             1,517,786.54
          Aggregate Amount of Realized Losses for preceding Distribution Date                             492,147.41

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    359.04
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                188   1,805,000.00
          60+ days delinquent                                                                                    144   1,586,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             3,391,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          458,061.29
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.52%
          Delinquency Ratio for third preceding Determination Date                                              7.27%

          Cumulative Defaults for preceding Determination Date                                         14,701,710.58

          Cumulative Net Losses for preceding Determination Date                                       11,516,065.49

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,942,259.54
                          Liquidation Proceeds                                                            140,323.69
                          Recoveries                                                                       80,708.16
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,163,291.39

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       803,829.08
                          Prepayments in full allocable to principal                                      424,473.00
                          Principal Balance of Liquidated Receivables                                     632,471.10
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,860,773.18

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,860,773.18
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,767,734.52
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,767,734.52

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           38,246,044.84
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  200,791.74

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,860,773.18
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  93,038.66

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,501,257.22
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          21,156.47

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,163,291.39
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,968,526.26
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 21,156.47
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  93,038.66
                   Class B Principal Carryover Shortfall                                                  488,307.48
                   Trustee distributions                                                                      862.28
                   Standby Servicer distributions                                                           2,683.93
                   Servicer distributions                                                                  82,107.60
                   Collateral Agent distributions                                                             509.34
                   Reimbursement Obligations                                                               10,639.51
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                488,307.48
                                                                                                      ---------------
                                                                                                          488,307.48

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,683.93
            Servicing Fee (2.0%)                                                                           67,098.32
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         15,009.28
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       503.24
            Trustee's out-of-pocket expenses                                                                  359.04
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              509.34
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         200,791.74
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         200,791.74
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           21,156.47
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 21,156.47
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,767,734.52
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,767,734.52
  (vi)      Certificate Insurer Premium                                                                    10,639.51
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              93,038.66
            Class B Principal Carryover Shortfall - Previous Month(s)                                     488,307.48
            Current Month Class B Principal Shortfall                                                    (504,540.14)
            Adjusted Class B Principal Distributable Amount                                                76,806.00
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                38,246,044.84
                   Class A Principal Distributions                                                      1,767,734.52
          Class A End of Period Principal Balance                                                      36,478,310.32

          Class B Beginning of Period Principal Balance                                                 2,501,257.22
                   Class B Principal Distributable Amount                                                  76,806.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,424,451.22
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,424,451.22

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,163,291.39
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    286,954.89
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,876,336.50

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,876,336.50
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     21,156.47
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,855,180.03

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,855,180.03
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,767,734.52
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           87,445.51

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       87,445.51
     (vi) Certificate Insurer Premium                                                                      10,639.51
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           76,806.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        76,806.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           93,038.66
     (iii)Prior month(s) carryover shortfalls                                                             488,307.48
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (504,540.14)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (504,540.14)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,391,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,391,000.00

                          Aggregate Gross Principal Balance as of the close of                         43,397,813.34
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.81%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.81%
                          Delinquency Ratio for second preceding Determination Date                             7.52%
                          Delinquency Ratio for third preceding Determination Date                              7.27%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.53%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 14,701,710.58
                                 Current Period Defaulted Receivables                                     458,061.29
                                                                                                      ---------------
                                 Total                                                                 15,159,771.87

                                 Cumulative Defaulted Receivables                                      15,159,771.87
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    16.33%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          632,471.10

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (221,031.85)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   411,439.25
                                 Cumulative Previous Net Losses                                        11,516,065.49
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,927,504.74
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   12.84%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      32.05
          Weighted Average Annual Percentage Rate                                                              20.48%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,890,276.15
                          15% of Outstanding Certificate Balance                                                       5,835,414.23
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          10,943,493.10

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             38,902,761.54
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                               10,943,493.10
          Beginning of Period Spread Account Balance                                                    6,020,426.10
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                             992.43
          Required addition to/(eligible withdrawal from) Spread Account                                4,922,074.57
          Earnings on Spread Account Balance                                                               29,147.22
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,050,565.75



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,404,473.92

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $259,359.42

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,145,114.50

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $24.73

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.67

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.07

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $31,424.80

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $31,424.80

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $1,883,435.86

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,718,351.80

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $50,017,084.55

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $48,605,228.95

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9717725

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $102,642.78

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,334.47

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.06

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $27,211.06

         (b)       Distributions (to) from Collection Account                                             ($8,349.86)
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $291.02

         (d)       Ending Payahead Account Balance                                                        $19,152.22

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $13,611,334.75
                               Spread Account Balance                                                  $7,085,048.81

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $27,902.52

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $13,233.24

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $592,027.93

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            245
                               Aggregate Gross Amount                                                  $2,632,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            174
                               Aggregate Gross Amount                                                  $2,027,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            8.61%

         (b)       Average Delinquency Ratio                                                                    8.02%

         (c)       Cumulative Default Ratio                                                                    16.31%

         (d)       Cumulative Net Loss Ratio                                                                   12.66%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,566,477.02
     Lock Box NSF Items:                                                                                  (35,733.50)
     Transfers from (to) Payahead Account:                                                                  8,349.86
     Collection Account Interest                                                                            9,811.48
     Payahead Account Interest                                                                                291.02
     Total Collection Proceeds:                                                                         2,549,195.88
     For Distribution Date:                                                                                  2/16/99
     For Determination Date:                                                                                  2/8/99
     For Collection Period:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  50,017,084.55
                                  Principal portion of payments collected (non-prepayments)                              919,440.28
                                  Prepayments in full allocable to principal                                             551,906.00
                          Collections allocable to principal                                            1,471,346.28
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     194,641.05
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,665,987.33

                    Realized Losses                                                                       592,027.93
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     47,759,069.29

          INTEREST
                                  Collections allocable to interest                                       798,911.52
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods                84,297.03
                                                                                                      ---------------
                      Total Interest                                                                      883,208.55

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                47,516,230.32
          Beginning of Period Class B Principal Balance                                                 3,234,113.13

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,057,146.29
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           19,280.97
          Aggregate Payahead Balance                                                                       18,861.20
          Aggregate Payahead Balance for preceding Distribution Date                                       27,211.06
          Interest Earned on Payahead Balances                                                                291.02
          Scheduled Payments due in Collection Period                                                   1,883,435.86
          Scheduled Payments collected in Collection Period                                             1,718,351.80
          Aggregate Amount of Realized Losses for preceding Distribution Date                             592,027.93

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    420.88
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                245    2,632,000.00
          60+ days delinquent                                                                                    174    2,027,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     4,659,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               517,330.35

          Delinquency Ratio for second preceding Determination Date                                             7.76%
          Delinquency Ratio for third preceding Determination Date                                              7.69%

          Cumulative Defaults for preceding Determination Date                                         16,173,858.36

          Cumulative Net Losses for preceding Determination Date                                       12,445,076.68

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,270,257.80
                          Liquidation Proceeds                                                            194,641.05
                          Recoveries                                                                       84,297.03
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,549,195.88

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       919,440.28
                          Prepayments in full allocable to principal                                      551,906.00
                          Principal Balance of Liquidated Receivables                                     786,668.98
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,258,015.26

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,258,015.26
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,145,114.50
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,145,114.50

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        47,516,230.32
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               259,359.42

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,258,015.26
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              112,900.76

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         3,234,113.13
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       31,424.80

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,549,195.88
                      minus
                      Class A Principal and Interest Distributable Amount                               2,404,473.92
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              31,424.80
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              112,900.76
                      Class B Principal Carryover Shortfall                                               733,258.90
                      Trustee distributions                                                                 1,046.09
                      Standby Servicer distributions                                                        3,334.47
                      Servicer distributions                                                              102,642.78
                      Collateral Agent distributions                                                          634.38
                      Reimbursement Obligations                                                            13,233.24
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                733,258.90
                                                                                                      ---------------
                                                                                                          733,258.90

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     3,334.47
            Servicing Fee (2.0%)                                                                           83,361.81
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         19,280.97
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       625.21
            Trustee's out-of-pocket expenses                                                                  420.88
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              634.38
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         259,359.42
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         259,359.42
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           31,424.80
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 31,424.80
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,145,114.50
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,145,114.50
  (vi)      Certificate Insurer Premium                                                                    13,233.24
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             112,900.76
            Class B Principal Carryover Shortfall - Previous Month(s)                                     733,258.90
            Current Month Class B Principal Shortfall                                                    (846,159.66)
            Adjusted Class B Principal Distributable Amount                                                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account                                           (7,593.80)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               47,516,230.32
                       Class A Principal Distributions                                                  2,145,114.50
           Class A End of Period Principal Balance                                                     45,371,115.82

           Class B Beginning of Period Principal Balance                                                3,234,113.13
                       Class B Principal Distributable Amount                                                   0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,234,113.13
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,234,113.13

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,549,195.88
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     367,017.14
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,182,178.74

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,182,178.74
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      31,424.80
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,150,753.94

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,150,753.94
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,145,114.50
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                            5,639.44

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                        5,639.44
     (vi) Certificate Insurer Premium                                                                      13,233.24
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                (7,593.80)
          Withdrawal from Spread Account to Cover Deficiency                                                7,593.80
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          112,900.76
     (iii)Prior month(s) carryover shortfalls                                                             733,258.90
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (846,159.66)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (846,159.66)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               4,659,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  4,659,000.00

                          Aggregate Gross Principal Balance as of the close of                         54,093,936.47
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            8.61%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  8.61%
                          Delinquency Ratio for second preceding Determination Date                             7.76%
                          Delinquency Ratio for third preceding Determination Date                              7.69%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    8.02%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 16,173,858.36
                                 Current Period Defaulted Receivables                                     517,330.35
                                                                                                      ---------------
                                 Total                                                                 16,691,188.71

                                 Cumulative Defaulted Receivables                                      16,691,188.71
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    16.31%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 768,668.98

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (278,938.08)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   507,730.90
                                 Cumulative Previous Net Losses                                        12,445,076.68
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,952,807.58
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   12.66%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      34.85
          Weighted Average Annual Percentage Rate                                                              20.51%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                4,860,522.90
                                  15% of Outstanding Certificate Balance                                                7,290,784.34
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                               Y-WAIVED
                                                                                                                     ---------------
                      Cap Amount                                                                       13,611,334.75

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      48,605,228.95
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               13,611,334.75
          Beginning of Period Spread Account Balance                                                    7,057,146.29
          Spread Account Deposit (Withdrawal) from Current Distributions                                   (7,593.80)
          Transfer (to) from Cross-Collateralized Spread Accounts                                           1,323.72
          Required addition to/(eligible withdrawal from) Spread Account                                6,560,458.54
          Earnings on Spread Account Balance                                                               34,172.60
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,085,048.81



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,718,299.52

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $350,467.52

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,367,831.90

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $23.97

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.09

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.88

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $139,152.32

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $38,273.75

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $100,878.57

         (j)       Scheduled Payments due in such Collection Period                                    $2,389,208.02

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,219,305.56

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $66,570,818.21

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $64,788,295.77

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9732237

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $132,250.23

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,438.05

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.17

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $31,458.93

         (b)       Distributions (to) from Collection Account                                            ($13,874.85)
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                      $112.93

         (d)       Ending Payahead Account Balance                                                        $17,697.01

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $9,718,244.36
                          Spread Account Balance                                                       $9,186,407.86

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $44,377.84

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $17,755.05

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $685,473.24

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 303
                          Aggregate Gross Amount                                                       $3,437,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 225
                          Aggregate Gross Amount                                                       $2,642,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            8.43%

         (b)       Average Delinquency Ratio                                                                    7.61%

         (c)       Cumulative Default Ratio                                                                    13.78%

         (d)       Cumulative Net Loss Ratio                                                                   10.44%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                       No(a)

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,039,445.51
     LOCK BOX NSF ITEMS:                                                                                  (50,367.42)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 13,874.85
     COLLECTION ACCOUNT INTEREST                                                                           11,047.40
     PAYAHEAD ACCOUNT INTEREST                                                                                112.93
     TOTAL COLLECTION PROCEEDS:                                                                         3,014,113.27
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   66,570,818.21
                                 Principal portion of payments collected (non-prepayments)                              1,116,133.91
                                 Prepayments in full allocable to principal                                               419,840.00
                            Collections allocable to principal                                          1,535,973.91
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   271,007.48
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    1,806,981.39

                     Realized Losses                                                                      685,473.24
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      64,078,363.58

         INTEREST
                            Collections allocable to interest                                           1,103,171.65
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     103,960.23
                                                                                                      ---------------
                     Total Interest                                                                     1,207,131.88

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 63,242,277.31
         Beginning of Period Class B Principal Balance                                                  4,014,728.93

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,142,030.02
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            21,298.87
         Aggregate Payahead Balance                                                                        17,584.08
         Aggregate Payahead Balance for preceding Distribution Date                                        31,458.93
         Interest Earned on Payahead Balances                                                                 112.93
         Scheduled Payments due in Collection Period                                                    2,389,208.02
         Scheduled Payments collected in Collection Period                                              2,219,305.56
         Aggregate Amount of Realized Losses for preceding Distribution Date                              685,473.24

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     545.25
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 303    3,437,000.00
         60+ days delinquent                                                                                     225    2,642,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      6,079,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    703,354.74

         Delinquency Ratio for second preceding Determination Date                                              7.54%
         Delinquency Ratio for third preceding Determination Date                                               6.85%

         Cumulative Defaults for preceding Determination Date                                          15,745,679.75

         Cumulative Net Losses for preceding Determination Date                                        11,885,739.59

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,639,145.56
                              Liquidation Proceeds                                                        271,007.48
                              Recoveries                                                                  103,960.23
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,014,113.27

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,116,133.91
                              Prepayments in full allocable to principal                                  419,840.00
                              Principal Balance of Liquidated Receivables                                 956,480.72
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,492,454.63

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,492,454.63
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,367,831.90
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,367,831.90

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       63,242,277.31
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              350,467.62

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,492,454.63
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             124,622.73

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        4,014,728.93
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      38,273.75

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,014,113.27
                       minus
                       Class A Principal and Interest Distributable Amount                              2,718,299.52
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             38,273.75
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             124,622.73
                       Class B Principal Carryover Shortfall                                              686,188.03
                       Trustee distributions                                                                1,377.39
                       Standby Servicer distributions                                                       4,438.05
                       Servicer distributions                                                             132,250.23
                       Collateral Agent distributions                                                         840.71
                       Reimbursement Obligations                                                           17,755.05
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                686,188.03
                                                                                                      ---------------
                                                                                                          686,188.03

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     4,438.05
            Servicing Fee (2.0%)                                                                          110,951.36
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         21,298.87
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       832.14
            Trustee's out-of-pocket expenses                                                                  545.25
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              840.71
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         350,467.62
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         350,467.62
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           38,273.75
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 38,273.75
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,367,831.90
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,367,831.90
  (vi)      Certificate Insurer Premium                                                                    17,755.05
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             124,622.73
            Class B Principal Carryover Shortfall - Previous Month(s)                                     686,188.03
            Current Month Class B Principal Shortfall                                                    (709,932.19)
            Adjusted Class B Principal Distributable Amount                                               100,878.57
       (C)  Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                   0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               63,242,277.31
                       Class A Principal Distributions                                                  2,367,831.90
           Class A End of Period Principal Balance                                                     60,874,445.41

           Class B Beginning of Period Principal Balance                                                4,014,728.93
                       Class B Principal Distributable Amount                                             100,878.57
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,913,850.36
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,913,850.36

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,014,113.27
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    489,374.00
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,524,739.27

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,524,739.27
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     38,273.75
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,486,465.52

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,486,465.52
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,367,831.90
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         118,633.62

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     118,633.62
     (vi)  Certificate Insurer Premium                                                                     17,755.05
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         100,878.57

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      100,878.57
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         124,622.73
     (iii) Prior month(s) carryover shortfalls                                                            686,188.03
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (709,932.19)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (709,932.19)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               6,079,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  6,079,000.00

                          Aggregate Gross Principal Balance as of the close of                         72,118,662.21
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            8.43%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  8.43%
                          Delinquency Ratio for second preceding Determination Date                             7.54%
                          Delinquency Ratio for third preceding Determination Date                              6.85%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.61%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,745,679.75
                                 Current Period Defaulted Receivables                                     703,354.74
                                                                                                      ---------------
                                 Total                                                                 16,449,034.49

                                 Cumulative Defaulted Receivables                                      16,449,034.49
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    13.78%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 956,480.72

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (374,967.71)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   581,513.01
                                 Cumulative Previous Net Losses                                        11,885,739.59
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,467,252.60
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                   10.44%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     37.31
           Weighted Average Annual Percentage Rate                                                             20.44%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     5,830,946.62
                              15% of Outstanding Certificate Balance                                                    9,718,244.36
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                       N(a)
                                                                                                                     ---------------
                       Cap Amount                                                                       9,718,244.36

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          64,788,295.77
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                               9,718,244.36
           Beginning of Period Spread Account Balance                                                   9,142,030.02
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                            107.87
           Required addition to/(eligible withdrawal from) Spread Account                                 576,106.47
           Earnings on Spread Account Balance                                                              44,269.97
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,186,407.86


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3 and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,204,369.88

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $99,648.50

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,104,721.38

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $39.64

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.23

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $38.41

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $105,876.28

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $20,581.74

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $85,294.54

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $105,876.28

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $20,581.74

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                    $85,294.54

          (s)      Scheduled Payments due in such Collection Period                                    $3,158,172.57

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,787,653.99

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $92,762,757.43

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $82,633,810.20

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $80,400,035.80

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8667275

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,233,774.40

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0240805

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $183,160.49

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,638.14

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.27

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $26,805,292.71
                          Spread Account Balance                                                       $3,190,018.98

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $74,073.48

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $22,798.49

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $944,155.46

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 380
                          Aggregate Gross Amount                                                       $4,421,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 290
                          Aggregate Gross Amount                                                       $3,551,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            7.95%

          (b)      Average Delinquency Ratio                                                                    7.64%

          (c)      Cumulative Default Ratio                                                                    12.44%

          (d)      Cumulative Net Loss Ratio                                                                    9.12%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,050,274.52
     LOCK BOX NSF ITEMS:                                                                                  (54,999.71)
     TOTAL COLLECTION PROCEEDS:                                                                         3,995,274.81
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  92,762,757.43
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        92,762,757.43
                                  Principal portion of payments collected (non-prepayments)                            1,363,721.57
                                  Prepayments in full allocable to principal                                             702,881.00
                          Collections allocable to principal                                            2,066,602.57
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     401,023.71
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,467,626.28

                   Realized Losses                                                                        944,155.46
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     89,350,975.69

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,423,932.42
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       103,716.11
                                                                                                      ---------------
                   Total Interest                                                                       1,527,648.53

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              19,602,982.78
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,391,068.94
          Beginning of Period Certificate Balance                                                       2,391,068.94

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,115,945.50
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           28,555.89
          Scheduled Payments due in Collection Period                                                   3,158,172.57
          Scheduled Payments collected in Collection Period                                             2,787,653.99
          Aggregate Amount of Realized Losses for preceding Distribution Date                             944,155.46

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    185.79
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                380   4,421,000.00
          60+ days delinquent                                                                                    290   3,551,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        7,972,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,244,696.82

          Delinquency Ratio for second preceding Determination Date                                             7.46%
          Delinquency Ratio for third preceding Determination Date                                              7.51%

          Cumulative Defaults for preceding Determination Date                                         17,422,195.58

          Cumulative Net Losses for preceding Determination Date                                       12,839,673.77

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5466%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0466%
          divided by 360                                                                                      0.0112%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,490,534.99
                           Liquidation Proceeds                                                           401,023.71
                           Recoveries                                                                     103,716.11
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                 385.32
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  279.48
                           Investment earnings from Collection Account                                     14,754.20
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,010,693.81

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,363,721.57
                          Prepayments in full allocable to principal                                      702,881.00
                          Principal Balance of Liquidated Receivables                                   1,345,179.17
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,411,781.74

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    89,350,975.69
                                                                                                      ---------------
                                                                                                       80,415,878.12


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     Yes
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    71.8%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,411.781.74
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,104.721.38
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,104.721.38

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  19.602.982.78
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   99,648.50

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,411,781.74
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  85,294.54

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,411,781.74
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              85,294.54

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,319,068.94
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          20,581.74

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,319,068.94
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     20,581.74

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,010,693.81
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,204,369.88
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 20,581.74
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  85,294.54
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      958.81
                   Standby Servicer distributions                                                           4,638.14
                   Servicer distributions                                                                 183,160.49
                   Collateral Agent distributions                                                             715.91
                   Reimbursement Obligations                                                               22,798.49
                                                                                                      ---------------
                                                                                                          488,175.80

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      4,638.14
           Servicing Fee (2.0%)                                                                           154,604.60
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          28,555.89
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              773.02
           Indenture Trustee's out-of-pocket expenses                                                         185.79
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               715.91
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         99,648.50
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         99,648.50
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                                                              20,581.74
           Class B Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Class B Interest Shortfall                                                             0.00
           Adjusted Class B Note Interest Distributable Amount                                             20,581.74
      (B)  Certificate Interest - Unadjusted                                                               20,581.74
           Certificate Interest Carryover Shortfall - Previous Month(s)                                         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)                                       0.00
           Interest on Certificate Interest Carryover from Prior Months                                         0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Interest Distributable Amount                                              20,581.74
  (vii)    Class A Principal Distributable Amount - Current Month                                       3,104,721.38
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           3,104,721.38
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            22,798.49
           Note Insurer Premium Supplement                                                                      0.00
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Class B Principal Distributable Amount - Current Month Unadjusted                               85,294.54
           Class B Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class B Principal Shortfall                                                            0.00
           Adjusted Class B Principal Distributable Amount                                                 85,294.54
           Certificate Principal Distributable Amount - Current Month Unadjusted                           85,294.54
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                             85,294.54
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount                                     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount                                    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                  54,431.32
           Spread Account withdrawal for deficiencies                                                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                              19,602,982.78
                    Class A-1 Principal Distributions                                                   3,104,721.38
           Class A-1 End of Period Principal Amount (prior to turbo)                                   16,498,261.40
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                    16,498,261.40

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,319,068.94
                    Class B Principal Distributable Amount                                                 85,294.54
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,233,774.40
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,233,774.40

           Certificate Beginning of Period Principal Amount                                             2,319,068.94
                    Certificate Principal Distributable Amount                                             85,294.54
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,233,774.40
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,233,774.40

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,010,693.81
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    289,121.85
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,721,571.96

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           3,721,571.96
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,393,703.76

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          3,393,703.76
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            20,581.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,373,122.02

CLASS B CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                    3,373,122.02
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     20,581.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,352,540.28

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,352,540.28
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,104,721.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         247,818.90

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            247,818.90
     (vi)  Note Insurer Premium                                                                            22,798.49
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         225,020.40

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      225,020.40
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                         170,589.08
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                 27,215.66
           Amount Remaining for Further Distribution/ B Certificates (Deficiency)                          27,215.66
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 54,431.32



CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             7,972,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                7,972,000.00

                           Aggregate Gross Principal Balance as of the close of                       100,232,033.31
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           7.95%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 7.95%
                           Delinquency Ratio for second preceding Determination Date                            7.46%
                           Delinquency Ratio for third preceding Determination Date                             7.51%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   7.64%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               17,422,195.58
                                   Current Period Defaulted Receivables                                 1,244,696.82
                                                                                                      ---------------
                                   Total                                                               18,666,892.40

                                   Cumulative Defaulted Receivables                                    18,666,892.40
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   12.44%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,345,179.17

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (504,739.82)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 840,439.35
                                   Cumulative Previous Net Losses                                      12,839,673.77
                                                                                                      ---------------
                                   Cumulative Net Losses                                               13,680,113.12
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                   9.12%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     39.96
           Weighted Average Annual Percentage Rate                                                             20.38%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 89,350,975.69
                           minus the Securities Balance                                                82,633,810.20
                                                                                                      ---------------
                                                                                                        6,717,165.49
                           divided by the Aggregate Principal Balance                                           7.52%

           Floor OC Percent
                    Aggregate Principal Balance                                                        89,350,975.69
                    minus the Securities Balance                                                       82,633,810.20
                                                                                                      ---------------
                                                                                                        6,717,165.49
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.48%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    82,633,810.20
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.48%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.48%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.48%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              89,350,975.69
                                                                                                      ---------------
                                                                                                       26,805,292.71
           Requisite Amount                                                                            26,805,292.71

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              26,805,292.71
           Beginning of Period Spread Account Balance                                                   3,115,945.50
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                  54,431.32
           Transfer (to) from Cross-Collateralized Spread Accounts                                          4,789.87
           Required addition to/(eligible withdrawal from) Spread Account                              23,630,126.01
           Earnings on Spread Account Balance                                                              14,852.29
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,190,018.98




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,334,041.67

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $84,655.65

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,249,386.02

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $43.02

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.56

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $41.46

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $155,253.02

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $31,660.38

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $123,592.64

          (p)      Scheduled Payments due in such Collection Period                                    $2,358,172.57

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,044,267.53

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $71,751,576.04

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $64,258,077.36

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $60,794,091.19

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8472858

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,463,986.17

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0482775

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $138,192.03

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,587.58

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.55

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $20,783,916.98
                          Spread Account Balance                                                       $2,887,108.64

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $97,689.02

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $17,731.61

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $761,062.13

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 293
                          Aggregate Gross Amount                                                       $3,486,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 207
                          Aggregate Gross Amount                                                       $2,465,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.68%

          (b)      Average Delinquency Ratio                                                                    7.04%

          (c)      Cumulative Default Ratio                                                                     9.81%

          (d)      Cumulative Net Loss Ratio                                                                    6.94%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,995,511.24
     LOCK BOX NSF ITEMS:                                                                                  (32,086.27)
     TOTAL COLLECTION PROCEEDS:                                                                         2,963,424.97
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  71,751,576.04
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        71,751,576.04
                                  Principal portion of payments collected (non-prepayments)                              854,809.12
                                  Prepayments in full allocable to principal                                             486,326.00
                          Collections allocable to principal                                            1,341,135.12
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     369,655.52
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,710,790.64

                   Realized Losses                                                                        761,062.13
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     69,279,723.27

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,189,458.41
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        63,175.92
                                                                                                      ---------------
                   Total Interest                                                                      $1,252,634.33

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              16,735,878.61
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,587,578.81


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,789,419.62
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           18,606.07
          Scheduled Payments due in Collection Period                                                   2,358,172.57
          Scheduled Payments collected in Collection Period                                             2,044,267.53
          Aggregate Amount of Realized Losses for preceding Distribution Date                             761,062.13

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    166.27
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                293   3,486,000.00
          60+ days delinquent                                                                                    207   2,465,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        5,951,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  973,069.54

          Delinquency Ratio for second preceding Determination Date                                             6.81%
          Delinquency Ratio for third preceding Determination Date                                              6.62%

          Cumulative Defaults for preceding Determination Date                                          9,449,562.32

          Cumulative Net Losses for preceding Determination Date                                        6,652,182.13

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,530,593.53
                           Liquidation Proceeds                                                           369,655.52
                           Recoveries                                                                      63,175.92
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     11,624.90
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,975,049.87

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       854,809.12
                          Prepayments in full allocable to principal                                      486,326.00
                          Principal Balance of Liquidated Receivables                                   1,130,717.65
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,471,852.77

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    69,279,723.27
                                                                                                      ---------------
                                                                                                       62,351,750.94

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     Yes
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    69.5%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,471,852.77
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,249,386.02
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,249,386.02

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  16,735,878.61
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   84,655.65

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,471,852.77
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 123,592.64

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            2,975,049.87
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,577,156.56
                   Beginning of Period Principal Balance of the Certificates                            3,587,578.81
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      31,660.38
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 31,660.38
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 123,592.64
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      764.20
                   Standby Servicer distributions                                                           3,587.58
                   Servicer distributions                                                                 138,192.03
                   Collateral Agent distributions                                                             555.26
                   Reimbursement Obligations                                                               17,731.61
                                                                                                      ---------------
                                                                                                           81,809.61

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,587.58
           Servicing Fee (2.0%)                                                                           119,585.96
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          18,606.07
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              597.93
           Indenture Trustee's out-of-pocket expenses                                                         166.27
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               555.26
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         84,655.65
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         84,655.65
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        243,114.89
  (vi)(A)  Certificate Note Interest - Unadjusted                                                          31,660.38
           Certificate Note Interest Carryover Shortfall - Previous Month(s)                                    0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Note Interest Distributable Amount                                         31,660.38
  (vii)    Class A Principal Distributable Amount - Current Month                                       2,249,386.02
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           2,249,386.02
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            17,731.61
           Note Insurer Premium Supplement                                                                      0.00
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Certificate Principal Distributable Amount - Current Month Unadjusted                          123,592.64
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                            123,592.64
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                  81,809.61
           Spread Account Withdrawal to cover deficiencies                                                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                 16,735,878.61
                 Class A-1 Principal Distributions                                                      2,249,386.02
        Class A-1 End of Period Principal Amount (prior to turbo)                                      14,486,492.59
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                       14,486,492.59

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,587,578.81
                 Certificate Principal Distributable Amount                                               123,592.64
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,463,986.17
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,463,986.17

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          2,975,049.87
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    470,869.61
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,504,180.26

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,504,180.26
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     31,660.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,472,519.88

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,472,519.88
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,249,386.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         223,133.86

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     223,133.86
     (vi)  Note Insurer Premium                                                                            17,731.61
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         205,402.25

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      205,402.25
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        123,592.64
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               81,809.61
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 81,809.61

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             5,951,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                5,951,000.00

                           Aggregate Gross Principal Balance as of the close of                        77,462,511.48
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           7.68%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 7.68%
                           Delinquency Ratio for second preceding Determination Date                            6.81%
                           Delinquency Ratio for third preceding Determination Date                             6.62%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   7.04%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables                9,449,562.32
                                   Current Period Defaulted Receivables                                   937,069.54
                                                                                                      ---------------
                                   Total                                                               10,386,631.86

                                   Cumulative Defaulted Receivables                                    10,386,631.86
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                    9.81%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,130,717.65

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (432,831.44)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 697,886.21
                                   Cumulative Previous Net Losses                                       6,652,182.13
                                                                                                      ---------------
                                   Cumulative Net Losses                                                7,350,068.34
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   6.94%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     42.01
           Weighted Average Annual Percentage Rate                                                             20.28%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 69,279,723.27
                           minus the Securities Balance                                                64,258,077.36
                                                                                                      ---------------
                                                                                                        5,021,645.91
                           divided by the Aggregate Principal Balance                                           7.25%

           Floor OC Percent
                    Aggregate Principal Balance                                                        69,279,723.27
                    minus the Securities Balance                                                       64,258,077.36
                                                                                                      ---------------
                                                                                                        5,021,645.91
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.74%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     64,258,077.36
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                1.75%
                                   if a Trigger Event, 15% minus the OC Percent                                                7.75%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      22.75%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               69,279,723.27
                                                                                                      ---------------
                                                                                                       20,783,916.98
                    Requisite Amount                                                                   20,783,916.98

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              20,783,916.98
           Beginning of Period Spread Account Balance                                                   2,789,419.62
           Spread Account Deposit (Withdrawal) from Current Distributions                                  81,809.61
           Transfer (to) from Cross-Collateralized Spread Accounts                                          3,630.00
           Required addition to/(eligible withdrawal from) Spread Account                              17,909,057.75
           Earnings on Spread Account Balance                                                              12,249.41
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                2,887,108.64




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,268,555.77

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $131,506.97

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,137,048.80

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $40.69

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.36

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $38.33

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $97,364.53

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $30,086.87

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $67,277.66

          (p)      Scheduled Payments due in such Collection Period                                    $2,203,729.97

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,906,851.32

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $68,524,226.37

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $61,601,881.05

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $58,246,955.75

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8500199

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,354,925.31

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0489597

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $133,447.41

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,426.21

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.39

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($50,142.60)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $19,852,746.33
                          Spread Account Balance                                                       $2,766,564.87

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $16,051.75

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $18,930.26

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $803,321.20

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 269
                          Aggregate Gross Amount                                                       $3,381,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 203
                          Aggregate Gross Amount                                                       $2,526,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            8.07%

          (b)      Average Delinquency Ratio                                                                    7.33%

          (c)      Cumulative Default Ratio                                                                     7.98%

          (d)      Cumulative Net Loss Ratio                                                                    5.94%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,735,618.59
     LOCK BOX NSF ITEMS:                                                                                  (35,826.47)
     TOTAL COLLECTION PROCEEDS:                                                                         2,699,792.12
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  68,524,226.37
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        68,524,226.37
                                 Principal portion of payments collected (non-prepayments)                               800,439.88
                                 Prepayments in full allocable to principal                                              448,620.00
                          Collections allocable to principal                                            1,249,059.88
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     296,024.20
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,545,084.08

                   Realized Losses                                                                        803,321.20
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     66,175,821.09


          INTEREST
                          Collections allocable to interest                                            $1,106,411.44
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        48,296.60
                                                                                                      ---------------
                   Total Interest                                                                      $1,154,708.04

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              25,209,004.55
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,422,202.97

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,750,513.12
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           19,240.37
          Scheduled Payments due in Collection Period                                                   2,203,729.97
          Scheduled Payments collected in Collection Period                                             1,906,851.32
          Aggregate Amount of Realized Losses for preceding Distribution Date                             803,321.20

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    163.96
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                269    3,381,000.00
          60+ days delinquent                                                                                    203    2,526,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             5,907,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          752,301.58
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.92%
          Delinquency Ratio for third preceding Determination Date                                              7.01%

          Cumulative Defaults for preceding Determination Date                                          6,886,990.59

          Cumulative Net Losses for preceding Determination Date                                        4,929,141.68

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,355,471.32
                          Liquidation Proceeds                                                            296,024.20
                          Recoveries                                                                       48,296.60
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                      10,798.79
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,710,590.91

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       800,439.88
                          Prepayments in full allocable to principal                                      448,620.00
                          Principal Balance of Liquidated Receivables                                   1,099,345.40
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,348,405.28

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    66,175,821.09
                                                                                                      --------------
                                                                                                       59,558,238.98

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    55.1%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,348,405.28
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,137,048.80
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,137,048.80

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,209,004.55
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  131,506.97

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,348,405.28
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 117,420.26

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            2,710,590.91
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,456,155.77
                   Beginning of Period Principal Balance of the Certificates                            3,422,202.97
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      30,086.87
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 30,086.87
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 117,420.26
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      735.00
                   Standby Servicer distributions                                                           3,426.21
                   Servicer distributions                                                                 133,447.41
                   Collateral Agent distributions                                                             531.72
                   Reimbursement Obligations                                                               18,930.26
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):

                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,426.21
         Servicing Fee (2.0%)                                                                             114,207.04
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            19,240.37
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                                571.04
         Indenture Trustee's out-of-pocket expenses                                                           163.96
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 531.72
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                          131,506.97
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                          131,506.97
     (B) Class A-2 Interest Distributable Amount - Current Month                                          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          187,600.00
  (vi)(A)Certificate Note Interest - Unadjusted                                                            30,086.87
         Certificate Note Interest Carryover Shortfall - Previous Month(s)                                      0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on B Interest Carryover from Prior Months                                                     0.00
         Current Month Certificate Interest Shortfall                                                           0.00
         Adjusted Certificate Note Interest Distributable Amount                                           30,086.87
  (vii)  Class A Principal Distributable Amount - Current Month                                         2,137,048.80
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount to Class A-1                                             2,137,048.80
         Class A Principal Distribution Amount to Class A-2                                                     0.00
  (viii) Note Insurer Premium                                                                              18,930.26
         Note Insurer Premium Supplement                                                                        0.00
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Certificate Principal Distributable Amount - Current Month Unadjusted                            117,420.26
         Certificate Principal Carryover Shortfall - Previous Month(s)                                          0.00
         Current Month Certificate Principal Shortfall                                                    (50,142.60)
         Adjusted Certificate Principal Distributable Amount                                               67,277.66
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account Withdrawal to cover deficiencies                                                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               25,209,004.55
                   Class A-1 Principal Distributions                                                    2,137,048.80
          Class A-1 End of Period Principal Amount (prior to turbo)                                    23,071,955.75
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     23,071,955.75

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,422,202.97
                   Certificate Principal Distributable Amount                                              67,277.66
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,354,925.31
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,354,925.31

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,710,590.91
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    457,247.31
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,253,343.60

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,253,343.60
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     30,086.87
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,223,256.73

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,223,256.73
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,137,048.80
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           86,207.93

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      86,207.93
     (vi) Note Insurer Premium                                                                             18,930.26
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           67,277.66

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                       67,277.66
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         117,420.26
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               (50,142.60)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,907,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,907,000.00

                          Aggregate Gross Principal Balance as of the close of                         73,174,966.44
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            8.07%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  8.07%
                          Delinquency Ratio for second preceding Determination Date                             6.92%
                          Delinquency Ratio for third preceding Determination Date                              7.01%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    7.33%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  6,886,990.59
                                 Current Period Defaulted Receivables                                     752,301.58
                                                                                                      ---------------
                                 Total                                                                  7,639,292.17

                                 Cumulative Defaulted Receivables                                       7,639,292.17
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                     7.98%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,099,345.40

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (344,320.80)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   755,024.60
                                 Cumulative Previous Net Losses                                         4,929,141.68
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  5,684,166.28
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    5.94%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      43.31
          Weighted Average Annual Percentage Rate                                                              20.22%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  66,175,821.09
                          minus the Securities Balance                                                 61,601,881.05
                                                                                                      ---------------
                                                                                                        4,472,940.04
                          divided by the Aggregate Principal Balance                                            6.91%

          Floor OC Percent
                   Aggregate Principal Balance                                                         66,175,821.09
                   minus the Securities Balance                                                        61,601,881.05
                                                                                                      ---------------
                                                                                                        4,473,940.04
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.78%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      61,601,881.05
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 2.1%
                                   if a Trigger Event, 15% minus the OC Percent                                                 8.1%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.1%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               66,175,821.09
                                                                                                      ---------------
                                                                                                       19,852,746.33
                          Requisite Amount                                                             19,852,746.33

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               19,852,746.33
          Beginning of Period Spread Account Balance                                                    2,750,513.12
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           3,465.58
          Required addition to/(eligible withdrawal from) Spread Account                               17,098,767.63
          Earnings on Spread Account Balance                                                               12,586.17
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 2,766,564.87




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,034,027.84

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $712,006.82

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,322,021.02

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $28.34

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.01

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $24.33

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $291,492.94

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $64,018.15

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $227,474.79

           (j)     Scheduled Payments due in such Collection Period                                    $4,648,638.25

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,246,795.68

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $149,896,171.29

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $145,346,675.48

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9696490

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $286,393.72

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,122.84

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.61

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $43,545.31

           (b)     Distributions (to) from Collection Account                                            ($14,157.42)
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $368.17

           (d)     Ending Payahead Account Balance                                                        $29,756.06

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $43,604,002.64
                          Spread Account Balance                                                      $21,951,814.64

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $239,758.46

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $47,177.11

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,203,051.21

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 549
                          Aggregate Gross Amount                                                       $6,649,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                397
                           Aggregate Gross Amount                                                      $5,191,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            7.35%

           (b)     Average Delinquency Ratio                                                                    6.85%

           (c)     Cumulative Default Ratio                                                                     5.44%

           (d)     Cumulative Net Loss Ratio                                                                    3.62%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         5,835,631.06
     LOCK BOX NSF ITEMS:                                                                                  (74,088.53)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 14,157.42
     COLLECTION ACCOUNT INTEREST                                                                           21,329.06
     PAYAHEAD ACCOUNT INTEREST                                                                                368.17
     TOTAL COLLECTION PROCEEDS:                                                                         5,797,397.18
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 149,896,171.29
                                 Principal portion of payments collected (non-prepayments)                             1,880,445.00
                                 Prepayments in full allocable to principal                                              978,170.00
                          Collections allocable to principal                                            2,858,615.00
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     487,829.60
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,346,444.60

                   Realized Losses                                                                      1,203,051.21
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    145,346,675.48

          INTEREST
                          Collections allocable to interest                                             2,366,350.68
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        84,601.90
                                                                                                      ---------------
                   Total Interest                                                                       2,450,952.58

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               142,401,363.05
          Beginning of Period Class B Principal Balance                                                 7,494,808.24

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,712,056.18
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           36,566.77
          Aggregate Payahead Balance                                                                       29,387.89
          Aggregate Payahead Balance for preceding Distribution Date                                       43,545.31
          Interest Earned on Payahead Balances                                                                368.17
          Scheduled Payments due in Collection Period                                                   4,648,638.25
          Scheduled Payments collected in Collection Period                                             4,246,795.68
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,203,051.21

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,294.94
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                549   6,649,000.00
          60+ days delinquent                                                                                    397   5,191,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,840,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,522,121.65
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.70%
          Delinquency Ratio for third preceding Determination Date                                              6.49%

          Cumulative Defaults for preceding Determination Date                                          8,639,468.91

          Cumulative Net Losses for preceding Determination Date                                        5,656,565.65

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,224,965.68
                          Liquidation Proceeds                                                            487,829.60
                          Recoveries                                                                       84,601.90
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     5,797,397.18

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,880,445.00
                          Prepayments in full allocable to principal                                      978,170.00
                          Principal Balance of Liquidated Receivables                                   1,690,880.81
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,549,495.81

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,549,495.81
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,322,021.02
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,322,021.02

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          142,401,363.05
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  712,006.82

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,549,495.81
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 227,474.79

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            7,494,808.24
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          64,018.15

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            5,797,397.18
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,034,027.84
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 64,018.15
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 227,474.79
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    2,544.07
                   Standby Servicer distributions                                                           3,122.84
                   Servicer distributions                                                                 286,393.72
                   Collateral Agent distributions                                                           1,249.13
                   Reimbursement Obligations                                                               47,177.11
                                                                                                      ---------------
                                                                                                          131,389.53

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,122.84
         Servicing Fee (2.0%)                                                                             249,826.95
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            36,566.77
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,249.13
         Trustee's out-of-pocket expenses                                                                   1.294.94
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,249.13
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month                                            712,006.82
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            712,006.82
(viii)(A)Class B Coupon Interest - Unadjusted                                                              64,018.15
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    64,018.15
  (v)(B) Class A Principal Distributable Amount - Current Month                                         4,322,021.02
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          4,322,021.02
  (vi)   Certificate Insurer Premium                                                                       47,177.11
         Certificate Insurer Premium Supplement                                                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (vii)  Transition Expenses to successor Servicer                                                              0.00
      (B)Class B Principal Distributable Amount - Current Month Unadjusted                                227,474.79
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Shortfall                                                              0.00
         Adjusted Class B Principal Distributable Amount                                                  227,474.79
      (C)Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                131,389.53


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               142,401,363.05
                   Class A Principal Distributions                                                      4,322,021.02
          Class A End of Period Principal Balance                                                     138,079,342.03

          Class B Beginning of Period Principal Balance                                                 7,494,808.24
                   Class B Principal Distributable Amount                                                 227,474.79
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,267,333.45
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,267,333.45

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          5,797,397.18
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                 1,005,316.58
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,792,080.60

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   4,792,080.60
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    64,018.15
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,728,062.45

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  4,728,062.45
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,322,021.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         406,041.43

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    406,041.43
     (vi)  Certificate Insurer Premium                                                                     47,177.11
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         358,864.32

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     358,864.32
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        227,474.79
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              131,389.53
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                131,389.53

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,840,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                 11,840,000.00

                          Aggregate Gross Principal Balance as of the close of                        161,067,251.09
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.35%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.35%
                          Delinquency Ratio for second preceding Determination Date                             6.70%
                          Delinquency Ratio for third preceding Determination Date                              6.49%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.85%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  8,639,468.91
                                 Current Period Defaulted Receivables                                   1,522,121.65
                                                                                                      ---------------
                                 Total                                                                 10,161,590.56

                                 Cumulative Defaulted Receivables                                      10,161,590.56
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     5.44%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,690,880.81

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (572,431.50)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,118,449.31
                                 Cumulative Previous Net Losses                                         5,656,565.65
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  6,775,014.96
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    3.62%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      46.05
          Weighted Average Annual Percentage Rate                                                              20.32%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    19,621,801.19
                          18.5% of Outstanding Certificate Balance                                                    26,889,134.96
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          43,604,002.64

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            145,346,675.48
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               43,604,002.64
          Beginning of Period Spread Account Balance                                                   21,712,056.18
          Spread Account Deposit (Withdrawal) from Current Distributions                                  131,389.53
          Transfer (to) from Cross-Collateralized Spread Accounts                                           4,391.70
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               21,756,165.23
          Earnings on Spread Account Balance                                                              103,977.23
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,951,814.64



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------





(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,673,015.35

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $877,136.94

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,795,878.41

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $28.30

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.37

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $23.92

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $422,744.57

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $79,283.66

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $343,460.91

          (j)      Scheduled Payments due in such Collection Period                                    $5,446,641.77

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $4,949,327.53

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $176,896,725.38

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.8382051

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $346,014.14

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,970.24

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.73

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $40,541.26

          (b)      Distributions (to) from Collection Account                                            ($12,364.06)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $290.78

          (d)      Ending Payahead Account Balance                                                        $28,467.98

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $53,069,017.61
                          Spread Account Balance                                                      $20,701,012.64

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $99,682.48

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $57,413.32

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,590,525.85

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 598
                          Aggregate Gross Amount                                                       $7,599,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 476
                          Aggregate Gross Amount                                                       $6,267,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.14%

          (b)      Average Delinquency Ratio                                                                    6.71%

          (c)      Cumulative Default Ratio                                                                     3.77%

          (d)      Cumulative Net Loss Ratio                                                                    2.51%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                               13,581.07


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,575,934.99
     LOCK BOX NSF ITEMS:                                                                                 (106,150.36)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 12,364.06
     COLLECTION ACCOUNT INTEREST                                                                           24,041.68
     PAYAHEAD ACCOUNT INTEREST                                                                                290.78
     TOTAL COLLECTION PROCEEDS:                                                                         6,506,481.15
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 181,931,437.93
                                 Principal portion of payments collected (non-prepayments)                             2,025,442.11
                                 Prepayments in full allocable to principal                                              793,526.00
                          Collections allocable to principal                                            2,818,968.11
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     638,799.10
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,457,767.21

                   Realized Losses                                                                      1,590,525.85
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    176,883,144.87

          INTEREST
                          Collections allocable to interest                                             2,923,885.42
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       124,828.52
                                                                                                      ---------------
                   Total Interest                                                                       3,048,713.94


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               172,834,866.00
          Beginning of Period Class B Principal Balance                                                 9,201,198.70

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,601,330.16
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           42,795.08
          Aggregate Payahead Balance                                                                       28,177.20
          Aggregate Payahead Balance for preceding Distribution Date                                       40,541.26
          Interest Earned on Payahead Balances                                                                290.78
          Scheduled Payments due in Collection Period                                                   5,446,641.77
          Scheduled Payments collected in Collection Period                                             4,949,327.53
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,590,525.85

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,228.73
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                598   7,599,000.00
          60+ days delinquent                                                                                    476   6,267,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            13,866,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,612,514.56
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.52%
          Delinquency Ratio for third preceding Determination Date                                              6.48%

          Cumulative Defaults for preceding Determination Date                                          6,349,116.63

          Cumulative Net Losses for preceding Determination Date                                        3,827,123.29


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,742,853.53
                          Liquidation Proceeds                                                            638,799.10
                          Recoveries                                                                      124,828.52
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,506,481.15


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,025,442.11
                          Prepayments in full allocable to principal                                      793,526.00
                          Principal Balance of Liquidated Receivables                                   2,229,324.95
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,048,293.06

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,048,293.06
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,795,878.41
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,795,878.41

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          172,834,866.00
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  877,136.94


          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,048,293.06
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 252,414.65

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            9,201,198.70
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          79,283.66


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                104,627.33
                                                                                                      ---------------
                                                                                                          104,627.33

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,790.24
         Servicing Fee (2.0%)                                                                             303,219.06
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            42,795.08
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,137.07
         Trustee's out-of-pocket expenses                                                                   1,228.73
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,137.73
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               877,136.94
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            877,136.94
  (vi)   Class B Coupon Interest - Unadjusted                                                              79,283.66
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    79,283.66
  (vii)  Class A Principal Distributable Amount - Current Month                                         4,795,878.41
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          4,795,878.41
  (viii) Certificate Insurer Premium                                                                       57,413.32
         Certificate Insurer Premium Supplement                                                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              252,414.65
         Class B Principal Carryover Shortfall - Previous Month(s)                                        104,627.33
         Current Month Class B Principal Carryover Shortfall                                              (13,581.07)
         Adjusted Class B Principal Distributable Amount                                                  343,460.91
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                                    0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               172,834,866.00
                   Class A Principal Distributions                                                      4,795,878.41
          Class A End of Period Principal Balance                                                     168,038,987.59

          Class B Beginning of Period Principal Balance                                                 9,201,198.70
                   Class B Principal Distributable Amount                                                 343,460.91
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   8,857,737.79
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    8,857,737.79

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,506,481.15
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,230,444.85
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,276,036.30

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,276,036.30
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     79,283.66
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,196,752.64

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,196,752.64
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  4,795,878.41
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         400,874.23

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               400,874.23
           Certificate Insurer Premium                                                                     57,413.32
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         343,460.91

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      343,460.91
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         252,414.65
      (iii)Prior month(s) carryover shortfalls                                                            104,627.33
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (13,581.07)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (13,581.07)

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              13,866,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                 13,866,000.00

                          Aggregate Gross Principal Balance as of the close of                        194,086,134.03
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            7.14%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.14%
                          Delinquency Ratio for second preceding Determination Date                             6.52%
                          Delinquency Ratio for third preceding Determination Date                              6.48%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.71%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  6,349,116.63
                                 Current Period Defaulted Receivables                                   1,612,514.56
                                                                                                      ---------------
                                 Total                                                                  7,961,631.19

                                 Cumulative Defaulted Receivables                                       7,961,631.19
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     3.77%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,229,324.95

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (763,627.62)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,465,697.33
                                 Cumulative Previous Net Losses                                         3,827,123.29
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  5,292,820.62
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    2.51%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      48.52
          Weighted Average Annual Percentage Rate                                                              20.39%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    23,881,057.93
                          19.5% of Outstanding Certificate Balance                                                    34,494,861.45
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          53,069,017.61

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            176,896,725.38
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               53,069,017.61
          Beginning of Period Spread Account Balance                                                   20,601,330.16
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               32,467,687.45
          Earnings on Spread Account Balance                                                               99,682.48
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                20,701,012.64

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.8382051
                   Class B Principal %                                                                          5.01%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             885,773.78
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      8,857,737.79
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  4,075.22
          Amount of Reserve Fund deposit (withdrawal)                                                      (4,075.22)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       2/16/99
Collection Period                                                          1/99

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,263,224.37

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $11,284.72

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,251,939.65

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                   $62.87

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.31

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $62.55

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $4,209,269.91

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $448,883.33

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $3,760,386.58

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $45.75

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.88

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $216,928,105.13

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $195,771,613.42

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9024723

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $408,271.36

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,519.34

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $11.34

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $211,574,310.11
                          Spread Account Balance                                                      $19,729,588.87

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $95,091.09

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $108,242.70

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,571,120.99

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 614
                          Aggregate Gross Amount                                                       $8,170,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 262
                          Aggregate Gross Amount                                                       $3,368,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.98%

          (b)      Average Delinquency Ratio                                                                    4.67%

          (c)      Cumulative Default Ratio                                                                     2.20%

          (d)      Cumulative Net Loss Ratio                                                                    2.26%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,622,448.60
     LOCK BOX NSF ITEMS:                                                                                 (109,410.92)
     TOTAL COLLECTION PROCEEDS:                                                                         7,513,037.68
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 216,928,105.13
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       216,928,105.13
                                 Principal portion of payments collected (non-prepayments)                             2,474,997.22
                                 Prepayments in full allocable to principal                                              872,888.00
                          Collections allocable to principal                                            3,347,885.22
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     434,788.81
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,782,674.03

                   Realized Losses                                                                      1,571,120.99
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    211,574,310.11

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             3,621,987.72
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       108,375.93
                                                                                                      ---------------
                   Total Interest                                                                       3,730,363.65

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               2,251,939.65
          Beginning of Period Class A-2 Principal Balance                                              92,000,000.00
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,634,497.78
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           46,724.52
          Scheduled Payments due in Collection Period                                                   6,345,901.41
          Scheduled Payments collected in Collection Period                                             6,096,984.94
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,571,120.99

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,171.04
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                614   8,170,000.00
          60 - 89 days delinquent                                                                                262   3,368,000.00
          90 - 119 days delinquent                                                                               118   1,597,000.00
          120+ days delinquent                                                                                     1      11,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,538,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,753,779.70
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.30%
          Delinquency Ratio for third preceding Determination Date                                              4.74%

          Cumulative Defaults for preceding Determination Date                                          3,523,503.62

          Cumulative Net Losses for preceding Determination Date                                        3,941,978.82

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,969,872.94
                          Liquidation Proceeds                                                            434,788.81
                          Recoveries                                                                      108,375.93
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                6,157.28
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      21,178.67
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,540,373.63

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,474,997.22
                          Prepayments in full allocable to principal                                      872,888.00
                          Principal Balance of Liquidated Receivables                                   2,005,909.80
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,353,795.02

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   211,574,310.11
                                                                                                      ---------------
                                                                                                      190,416,879.10


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         93.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    45.6%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       5,353,795.02
                   Times Class A Noteholders' Percentage                                                        93.0%
                                                                                                      ---------------
                                                                                                        4,979,029.37
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,979,029.37

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   2,251,939.65
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0888889
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   11,284.72

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  92,000,000.00
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  448,883.33

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            7,540,373.63
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,982,255.38
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,787.99
                   Standby Servicer distributions                                                           4,519.34
                   Servicer distributions                                                                 408,271.36
                   Insurance and Reimbursement Obligations                                                108,242.70
                                                                                                      ---------------
                                                                                                        1,033,296.86
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        4,519.34
         Servicing Fee (2.0%)                                                                             361,546.84
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            46,724.52
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                              1,355.80
         Indenture Trustee's out-of-pocket expenses                                                         1,171.04
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                               1,261.15
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                           11,284.72
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                           11,284.72
     (B) Class A-2 Interest Distributable Amount - Current Month                                          448,883.33
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          448,883.33
  (vi)(A)Class A-3 Note Interest - Unadjusted                                                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-3 Interest Shortfall                                                             0.00
         Adjusted Class A-3 Interest Distributable Amount                                                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                                                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-4 Interest Shortfall                                                             0.00
         Adjusted Class A-4 Interest Distributable Amount                                                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month                                         4,979,029.37
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Total Adjusted Distributable Amount                                                    4,979,029.37
         Class A Principal Distribution Amount to Class A-1                                             2,251,939.65
         Class A Principal Distribution Amount to Class A-2                                             2,727,089.72
         Class A Principal Distribution Amount to Class A-3                                                     0.00
         Class A Principal Distribution Amount to Class A-4                                                     0.00
  (viii) Note Insurer Premium                                                                             108,242.70
         Note Insurer Premium Supplement                                                                        0.00
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                         1,033,296.86
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                1,033,296.86
         Amount to Class A-3 Noteholders                                                                        0.00
         Amount to Class A-4 Noteholders                                                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount                                       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount                                      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account withdrawal for deficiencies                                                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                2,251,939.65
                   Class A-1 Principal Distributions                                                    2,251,939.65
          Class A-1 End of Period Principal Amount (prior to turbo)                                             0.00
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               92,000,000.00
                   Class A-2 Principal Distributions                                                    2,727,089.72
          Class A-2 End of Period Principal Amount (prior to turbo)                                    89,272,910.28
                   Additional Principal Distribution                                                    1,033,296.86
          Class A-2 End of Period Principal Amount                                                     88,239,613.42

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           7,540,373.63
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    427,863.41
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,112,510.22

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           7,112,510.22
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           448,883.33
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,663,626.89

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          6,663,626.89
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,538,731.06

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    6,538,731.06
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls 0.00 (iv)Interest on Prior month(s) carryover shortfalls          0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,120,568.93

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           6,120,568.93
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         4,979,029.37
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,141,539.56

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,141,539.56
     (vi) Note Insurer Premium                                                                            108,242.70
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,033,296.86


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,538,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                 11,538,000.00

                          Aggregate Gross Principal Balance as of the close of                        231,464,624.92
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.98%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.98%
                          Delinquency Ratio for second preceding Determination Date                             4.30%
                          Delinquency Ratio for third preceding Determination Date                              4.74%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.67%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  3,523,503.62
                                 Current Period Defaulted Receivables                                   1,753,779.70
                                                                                                      ---------------
                                 Total                                                                  5,277,283.32

                                 Cumulative Defaulted Receivables                                       5,277,283.32
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     2.20%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                          11,000.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                  1,597,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                       809,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,005,909.80

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (543,164.74)
                                                                                                      ---------------
                                 Net Losses                                                             2,272,245.06
                                 Cumulative Previous Net Losses                                         3,941,978.82
                                 Less: Previous Month's Delinquency Loss Estimate                        (772,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  5,441,723.88
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    2.26%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      50.57
          Weighted Average Annual Percentage Rate                                                              20.44%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 211,574,310.11
                          minus the Securities Balance                                                195,771,613.42
                                                                                                      ---------------
                                                                                                       15,802,696.69
                          divided by the Aggregate Principal Balance                                            7.47%

          Floor OC Percent
                   Aggregate Principal Balance                                                        211,574,310.11
                   minus the Securities Balance                                                       195,771,613.42
                                                                                                      ---------------
                                                                                                       15,802,696.69
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                6.58%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    195,771,613.42
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              211,574,310.11
                                                                                                      ---------------
                                                                                                      211,574,310.11
                   Requisite Amount                                                                   211,574,310.11

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                              211,574,310.11
          Beginning of Period Spread Account Balance                                                   19,634,497.78
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              191,939,812.33
          Earnings on Spread Account Balance                                                               95,091.09
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,729,588.87


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------






(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        2/16/99
Collection Period                                                           1/99

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,960,015.67

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $129,914.66

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,830,101.01

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $91.08

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $4.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $87.08

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $373,937.50

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.83

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $1,937,331.01

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $459,820.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $1,477,510.88

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $19.37

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $4.60

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $14.78

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $301,178,917.51

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $296,871,305.62

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9856975

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $555,429.53

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $6,274.56

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $17.09

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   3
                          Aggregate Purchase Amount                                                       $38,224.19

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $92,030,104.74
                          Spread Account Balance                                                      $15,542,967.07

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                $2,269,808.37

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $352,986.42

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $242,887.84

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 612
                          Aggregate Gross Amount                                                       $8,071,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 228
                          Aggregate Gross Amount                                                       $3,047,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            3.48%

          (b)      Average Delinquency Ratio                                                                    2.64%

          (c)      Cumulative Default Ratio                                                                     0.44%

          (d)      Cumulative Net Loss Ratio                                                                    0.24%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         9,019,341.44
     LOCK BOX NSF ITEMS:                                                                                 (152,989.46)
     TOTAL COLLECTION PROCEEDS:                                                                         8,866,351.98
     FOR DISTRIBUTION DATE:                                                                                  2/16/99
     FOR DETERMINATION DATE:                                                                                  2/8/99
     FOR COLLECTION PERIOD:                                                                                     1/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 301,178,917.51
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       301,178,917.51
                                 Principal portion of payments collected (non-prepayments)                              3,070,300.05
                                 Prepayments in full allocable to principal                                               895,902.00
                          Collections allocable to principal                                            3,966,202.05
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      60,297.81
                          Purchase Amounts allocable to principal                                          38,224.19
                                                                                                      ---------------
                   Total Principal                                                                      4,064,724.05

                   Realized Losses                                                                        242,887.84
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    296,871,305.62

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             4,800,364.24
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                         1,263.69
                                                                                                      ---------------
                   Total Interest                                                                       4,801,627.93

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              26,704,548.80
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              96,974,368.71
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   13,273,158.70
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           53,464.67
          Scheduled Payments due in Collection Period                                                   8,590,466.98
          Scheduled Payments collected in Collection Period                                             7,870,664.29
          Aggregate Amount of Realized Losses for preceding Distribution Date                             242,887.84

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  6,264.80
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                612   8,071,000.00
          60 - 89 days delinquent                                                                                228   3,047,000.00
          90 - 119 days delinquent                                                                                87   1,146,000.00
          120+ days delinquent                                                                                     0           0.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   3      38,224.19

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                       11,118,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                               38,224.19
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,301,407.93

          Delinquency Ratio for second preceding Determination Date                                             2.64%
          Delinquency Ratio for third preceding Determination Date                                              1.79%

          Cumulative Defaults for preceding Determination Date                                            207,910.08

          Cumulative Net Losses for preceding Determination Date                                          180,796.01

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              8,766,566.29
                          Liquidation Proceeds                                                             60,297.81
                          Recoveries                                                                        1,263.69
                          Purchase Amounts                                                                 38,224.19
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                         160.84
                          Investment earnings from Interest Reserve Account                                     1.05
                          Investment earnings from Collection Account                                      35,380.05
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,901,893.92
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,070,300.05
                          Prepayments in full allocable to principal                                      895,902.00
                          Principal Balance of Liquidated Receivables                                     303,185.65
                          Purchase Amounts allocable to principal                                          38,224.19
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,307,611.89

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,307,611.89
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           2,830,101.01

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,307,611.89
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                1,477,510.88

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  26,704,548.80
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0888889
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  129,914.66

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  96,974,368.71
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  459,820.13

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                            8,901,893.92
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,571,945.64
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                              10,029.54
                   Standby Servicer distributions                                                           6,274.56
                   Servicer distributions                                                                 555,429.53
                   Insurance and Reimbursement Obligations                                                352,986.42
                                                                                                      ---------------
                                                                                                        2,225,228.23
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   6,274.56
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 501,964.86
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                53,464.67
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,882.37
                     Indenture Trustee's out-of-pocket expenses                                             6,264.80
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,882.37
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                              129,914.66
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                              129,914.66
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              459,820.13
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     459,820.13
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         2,830,101.01
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        2,830,101.01
                     Class A Principal Distribution Amount to Class A-1                                 2,830,101.01
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           1,477,510.88
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 123,696.38
                     Short-Term Reinsurance                                                                48,456.71
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                            0.00
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                2,218,728.23

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               26,704,548.80
                     Class A-1 Principal Distributions                                                  2,830,101.01
          Class A-1 End of Period Principal Amount                                                     23,874,447.79

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               96,974,368.71
                     Class A-4 Principal Distributable Amount                                           1,477,510.88
          Class A-4 End of Period Principal Amount                                                     95,496,857.83

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         296,871,305.62

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                       8,901,893.92
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                708,148.29
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                    8,193,745.63

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                         8,193,745.63
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,819,808.13

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                         7,819,808.13
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,430,564.38

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                         7,430,564.38
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         459,820.13
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    6,970,744.25

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         6,970,744.25
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    6,879,326.54

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         6,879,326.54
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       2,830,101.01
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    4,049,225.53

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        4,049,225.53
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      1,477,510.88
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,571,714.65

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        2,571,714.65
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,571,714.65

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                       2,571,714.65
     (vi)     Note Insurer Premium                                                                        352,986.42
     (v)      Note Insurer Premium Supplement                                                                   0.00
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,218,728.23


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,118,000.00
                                 Purchased receivables more than 30 days delinquent                        38,224.19
                                                                                                      ---------------
                                 Total                                                                 11,156,224.19

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   320,926,523.03

                   DELINQUENCY RATIO                                                                            3.48%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.48%
                          Delinquency Ratio for second preceding Determination Date                             2.64%
                          Delinquency Ratio for third preceding Determination Date                              1.79%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    2.64%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                    207,910.08
                                 Current Period Defaulted Receivables                                   1,301,407.93
                                                                                                      ---------------
                                 Total                                                                  1,509,318.01

                                 Cumulative Defaulted Receivables                                       1,509,318.01

                                 Original Pool Balance                                                310,000,000.00
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               344,352,728.96

                   Cumulative Default Ratio                                                                     0.44%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Principal Balance of Delinquent Accts >90 <120 days                    1,146,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                       573,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                           303,185.65

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                 (61,561.50)
                                                                                                      ---------------
                                 Net Losses                                                               814,624.15
                                 Cumulative Previous Net Losses                                           180,796.01
                                 Less: Previous Month's Delinquency Loss Estimate                        (165,000.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                    830,420.16
                                 Original Pool Balance                                                344,352,728.96

                   Cumulative Net Loss Ratio                                                                    0.24%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      53.18
          Weighted Average Annual Percentage Rate                                                              20.25%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              4.5%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      63,342,974.18
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                77,186,539.46
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         92,030,104.74
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

                   Requisite Amount                                                                    92,030,104.74

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            296,871,305.62
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              92,030,104.74
          Beginning of Period Spread Account Balance                                                                  13,273,158.70
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                               2,218,728.23
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              76,538,217.81
          Earnings on Spread Account Balance                                                                              51,080.14
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               15,542,967.07



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1